UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2024

BOWEN ACQUISITION CORP

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41741	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

420 Lexington Ave, Suite 2446

New York, NY 10170

(Address of Principal Executive Offices) (Zip Code)

(203) 998-5540

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	BOWNU	The Nasdaq Stock Market LLC

Ordinary Shares, par value $0.0001 per share	BOWN	The Nasdaq Stock Market LLC

Rights, each entitling the holder to one-tenth of one ordinary share upon the completion of the Company’s initial business combination	BOWNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Effective as of October 14, 2024, Shenzhen Qianzhi BioTechnology Co. Ltd. (“Qianzhi”) and another designee of the sponsors of Bowen Acquisition Corp (the “Company”) loaned the Company an aggregate of $690,000, which funds were deposited into the trust account established by the Company in connection with its initial public offering. The funds were deposited into the trust account pursuant to the Company’s Amended and Restated Memorandum and Articles of Association and trust agreement governing the trust account in order to extend the time that the Company has to consummate an initial business combination (a “Business Combination”) from October 14, 2024 to January 14, 2025. The loans are evidenced by promissory notes (the “Notes”) issued by the Company to the designees. The Notes bear no interest and are repayable in full upon consummation of a Business Combination.

A copy of the form of Notes is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosures set forth in this Item 2.03 are intended to be summaries only and are qualified in their entirety by reference to the Notes.

As previously disclosed, on January 18, 2024, the Company entered into an Agreement and Plan of Reorganization (the “Business Combination Agreement”), by and among the Company, Bowen Merger Sub, a Cayman Islands exempted company and a wholly owned subsidiary of the Company (“Merger Sub”), Qianzhi and Qianzhi Group Holding (Cayman) Limited, a newly formed Cayman Islands company (“NewCo”).

Cautionary Note Regarding Forward Looking Statements

Neither the Company nor any of its affiliates makes any representation or warranty as to the accuracy or completeness of the information contained in this Current Report on Form 8-K. This Current Report on Form 8-K is not intended to be all-inclusive and is not intended to form the basis of any investment decision or any other decision in respect of the Company or the proposed business combination with Qianzhi.

This Current Report on Form 8-K include “forward-looking statements” made pursuant to the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements generally are identified by the words or phrases such as “aspire,” “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “will be,” “will continue,” “will likely result,” “could,” “should,” “believe(s),” “predicts,” “potential,” “continue,” “future,” “opportunity,” seek,” “intend,” “strategy,” or the negative version of those words or phrases or similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination with Qianzhi.

The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information and Where to Find It

In connection with the proposed business combination with Qianzhi, the Company has filed with the SEC a registration statement on Form S-4, which includes a prospectus of the Company as well as the Company’s proxy statement (the “Proxy Statement/Prospectus”). The Company plans to mail the definitive Proxy Statement/Prospectus to its shareholders in connection with the transaction. INVESTORS AND SECURITYHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE TRANSACTIONS AND RELATED MATTERS. Investors and securityholders will be able to obtain free copies of the Proxy Statement/Prospectus (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, investors and securityholders will be able to obtain free copies of the documents filed with the SEC by directing a written request by mail to the Company at 420 Lexington Avenue, Suite 2446, New York, NY 10170.

Participants in the Solicitation

The Company and its directors, executive officers, and employees may be considered to be participants in the solicitation of proxies in connection with the transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the transaction, including a description of their respective direct and indirect interests, by security holdings or otherwise, is included in the Proxy Statement/Prospectus described above. Additional information regarding the Company’s directors and executive officers can also be found in the prospectus contained in the Company’s Registration Statement on Form S-1 filed with the SEC on June 13, 2023, and declared effective by the SEC July 11, 2023, in connection with the Company’s initial public offering. These documents are available free of charge as described above.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute (i) a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination, or (ii) an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Form of Promissory Note

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2024	BOWEN ACQUISITION CORP

	By:	/s/ Jiangang Luo
Jiangang Luo
Chief Executive Officer